SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
July 3, 2017

Evolving Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34261 (Commission File Number)	84-1010843 (I.R.S. Employer Identification No.)

9777 Pyramid Court, Suite 100, Englewood, Colorado 80112

(Address of principal executive offices)

Registrant’s telephone number, including area code: (303) 802-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b 2 of the Securities Exchange Act of 1934 (§240.12b 2 of this chapter).

Emerging Growth Company                                        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

ITEM 2.01                                  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On July 3, 2017, Evolving Systems, Inc., a Delaware corporation (the “Company”), completed the previously announced purchase by BLS Limited (“EVOL BLS”), a wholly owned subsidiary of the Company, of Business Logic Systems Limited (“Seller”).  EVOL BLS and Seller are both companies incorporated under the laws of England and Wales.  Under the terms of the Asset Purchase Agreement, dated as of May 5, 2017 (the “Purchase Agreement”), the Seller will sell substantially all of its assets and transfer certain liabilities relating to Seller’s business of providing customer value management solutions and data driven marketing solutions for £1.2M in cash, plus (a) an additional sum of £100K, reduced by the sums paid by EVOL BLS for certain employee severance obligations (collectively, the “Cash Payments”); (b) a percentage of collections on certain receivables over a 24  month period; and (c) an earnout equal to 50% of BLS based revenue over defined threshold levels for a period of 3 years after the closing date. The Company agreed to guarantee EVOL BLS’ obligations under the Purchase Agreement.

The Purchase Agreement contains a two year “no solicitation” provision which restricts the Seller’s ability to compete with EVOL BLS with respect to the BLS business or to solicit BLS customers or BLS employees serving in an executive, managerial, sales or technical role.

The full text of the Asset Purchase Agreement and the press release issued in connection with the announcement are attached as Exhibits 2.1 and 99.1, respectively, to this Current Report on Form 8-K.

ITEM 9.01                                  FINANCIAL STATEMENTS AND EXHIBITS

d)                                     Exhibits.  The following exhibits are filed with this report.

Exhibit No.	Description
2.1	Asset Purchase Agreement dated as of May 5, 2017, by and among Evolving Systems, Inc., Evolving Systems BLS Limited, a wholly owned subsidiary of Evolving Systems, and Business Logic Systems Limited.

99.1	Press Release issued by Evolving Systems, Inc. announcing the closing of the acquisition of Business Logic Systems Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 6, 2017

Evolving Systems, Inc.

By:	/s/ RICHARD A. DINKEL
Richard A. Dinkel
Sr. Vice President of Finance

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement dated as of May 5, 2017, by and among Evolving Systems, Inc., Evolving Systems BLS Limited, a wholly owned subsidiary of Evolving Systems, and Business Logic Systems Limited.

99.1	Press Release issued by Evolving Systems, Inc. announcing the closing of the acquisition of Business Logic Systems Limited.